ION Earnings Call – Q1 2013 Earnings Call Presentation May 1, 2013

Earnings Call Introduction Corporate Participants & Contact Information CONTACT INFORMATION If you have technical problems during the call, please contact DENNARD–LASCAR Associates at 713 529 6600. If you would like to listen to a replay of today's call, it will be available via webcast in the Investor Relations section of the Company's website - www.iongeo.com for approximately 12 months. BRIAN HANSON President and Chief Executive Officer GREG HEINLEIN Senior Vice President and Chief Financial Officer 2

Earnings Call Introduction FORWARD-LOOKING STATEMENTS The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission. 3

ION Q1 13 Highlights Solid Revenue Growth 4 0 20 40 60 80 100 120 140 Revenues $ Millions Q1 12 Q1 13 Up 16% • Revenue up 16% Y/Y • Record first-quarter revenues for GeoVentures® and Data Processing businesses • Overall results affected by several one-off items • Solid progress in all areas of business

ION GeoVentures Programs

Record Q1 Revenue – Well Positioned for 2013



- ResSCAN™ Programs
- BasinSPAN™ Marine Programs
- BasinSPAN™ Land Programs

- GeoVentures Q1 13 revenues up 47% Y/Y.
- New ventures revenues up 67% Y/Y.
- Well positioned for upcoming licensing rounds offshore Tanzania, Brazil and Northeast Greenland.

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GXT Data Processing Record First Quarter Led by International Expansion and New Technologies  Highest-ever first quarter revenues of $31 million, up 16% Y/Y  EAME record quarter driven by uptake of patent pending WiBandTM broadband processing technology  Continued international diversification; opening new processing center in Perth, Australia 6 $ M ill io ns - 5 10 15 20 25 30 35 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 ION Data Processing Revenues

Land Seismic Staking a Claim in an Emerging Market 7  Strong demand for reprocessing land data using AZIMTM  Good traction with ResSCAN programs – six complete or underway in three liquid rich shale plays  Two commercial microseismic projects underway  Differentiated offering proving value of multicomponent data in unconventional reservoirs ResSCAN Data ResSCAN Programs

Marine Seismic Positioning ION to Leverage Seabed Growth 8  Ocean Bottom Seismic showing strong growth and gaining market share versus towed streamer  JV positions ION to participate in growing seabed market; provides high value route to market for CalypsoTM  Growing demand for Concept Systems 4D optimization services  Secured contract for long-term fleet-wide Orca® software install for a key marine customer Source: ODS Petrodata, Company Analysis $ M ill io ns

Summary  Maintain positive growth outlook for balance of 2013  Multi-client business extremely well positioned for upcoming licensing rounds  Increasing demand for WiBand processing  Gaining traction with ResSCAN land programs  Positioned for seabed growth 9

- 25 50 75 100 125 150 Q1 12 Q1 13 Software Systems Solutions $ M ill io ns 10  Solutions revenues of $89 million, up 35% Y/Y  Software revenues of $9 million, flat in local currency Y/Y  Systems revenues of $32 million, down 13% Y/Y  EPS $0.01; perfect storm of various events Financial Overview Q1 13 Revenue $- $0.02 $0.04 $0.06 Q1 12 Q1 13 Diluted EPS

Solutions Segment Financial Overview – Q1 13 - 20 40 60 80 100 Q1 12 Q1 13 Up 16% Up 67% Down 8% Revenue by Type Solutions Backlog $ M illio ns Q2 12 $153 M Data Processing Data Libraries New Ventures Q1 13 $129 M 11 Q1 12 $129 M Q3 12 $199 M Solutions Revenue up 35%. Backlog flat year-over-year. Operating Margin adversely affected by confluence of events. B ac kl og fl at Y /Y Q4 12 $151 M DP & NV Revenue vs. Backlog 0 20 40 60 80 100 120 140 160 180 200 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Q113 Revenues Backlog $ M ill io ns

Software Segment Financial Overview – Q1 13 - 2 4 6 Q1 12 Q1 13 £ M illio ns Revenue by Type (GBP) Services Software Systems Seismic Vessels by Software Type 12 On-board services revenues up 50% Y/Y. Steady subscription sales of Orca software. 40% 25% 8% 27% Orca Pre-Orca/Spectra Gator Non-ION

Systems Segment Financial Overview – Q1 13 - 10 20 30 40 Q1 12 Q1 13 $ M illio ns Revenue by Type Towed Streamer Equipment OBC Other 13 Softness in towed streamer and land sensor product sales. Low margins not sustainable.

INOVA Geophysical Financial Overview - 10 20 30 40 50 60 70 Q1 12 Q1 13* Revenues $ M ill io ns 14 *Forecast - 10 20 30 40 50 60 70 Q4 11 Q4 12 $ M ill io ns Revenues Q4 2012 – In ION Q1 13 results • Revenues of $59.6 million with an operating loss of ($0.3) million • Delivered 38,500 channels of G3i • Included 49 vibrators and 8 UNIVIBs **ION to share in 49% of these results. Q1’13 estimates are unaudited. Q1 2013 – In ION Q2 13 results • Estimated revenues of $21 to $23 million with an operating loss of ($7 to $9 million)** • Strong sales of G3i – 15,000 channels • Sold 12 UNIVIBs • BGP represented 64% of Q1 revenues

Financial Overview Cash Flow SUMMARIZED CASH FLOW $ Thousands Q1 12 Q1 13 Cash from operations $ 32,125 $ 19,336 Working capital 19,715 14,942 Multi-client investment (24,527) (13,270) PP&E Capital Expenditures (1,768) (3,969) Free Cash Flow 25,545 17,039 Other Investing & Financing (851) (11,435) Cash flow, including ST investments 24,694 5,604 Cash & ST Investments (Beginning of Period) 62,402 60,971 Cash & ST Investments (End of Period) $ 87,096 $ 66,575 15

Financial Overview Balance Sheet as of March 31, 2013 0 100 200 300 400 500 600 700 0 100 200 300 400 500 600 700 Capital Employed* Capital Book Value Cash Net Fixed Assets* Multi-Client Data Library Goodwill & Equity in INOVA Equity $ M illio ns $ M illio ns Debt Net Debt of $38M** ** Net Debt = Debt less Cash $104M $225M $67M Other Working Capital 16 $230M $61M Q1 13 Q4 12 $105M Q4 12 Q1 13 *Assets less Current Liabilities

17 • Maintain positive growth outlook for 2013 • Expect continued global expansion of Data Processing and Multi- client businesses • ION to benefit from rise in exploration capex and seismic spending • Systems Segment still not showing improvements, lack of new vessel growth in the industry • INOVA weak first quarter to impact ION Q2 • First half head-winds expect to shift to our back as the year progresses Looking Forward Leveraging 2012 Momentum in 2013

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